EXHIBIT 6.4

                     VIP Internet Inc. Contract Data Summary
                          The Client customization form
                                 January 5, 1999

Section 1: General Information




     ------------ ---------------------------------------------- ---------------------------------------------------
     Section      Field                                          Data
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Full The Client Name                           VIP Internet Inc.
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Effective Date - Day                           1
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Effective Date - Month                         February
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Effective Date - Year                          1999
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  The Client Head-Office Address                 1155 University street, suite 602, Montreal,
                                                                 Quebec, Canada, H3B 3A7
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  The Client Inc. State or Province              the state of Delaware
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Short The Client Name                          VIP Internet Inc.
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  RFS Date - Day                                 15th
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  RFS Date - Month                               March
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  RFS Date - Year                                1999
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Term - Years                                   Five (5)
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Term - Renewal Period Yrs                      One (1)
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Term - Termination Notice                      Three (3)
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Term - Number of Renewals                      One (1)
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Third Party Insurance                          $500,000
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Country Region                                 Canada
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Site Street Address                            1155 University street, suite 300
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Site City                                      Montreal
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Site State/Province                            Site State/Province
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Site Portal Code                               H3B 3A7
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Site Country                                   Canada
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Site Comment                                   BridgePoint Center no. 1
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Governing State                                province of Quebec
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client Notice Contact Data                     VIP Internet Inc.
                                                                 1155 University street, suite 602
                                                                 Montreal, Quebec, Canada
                                                                 Canada
                                                                 514-876-9222
                                                                 Attention: Mr. Ilya Gerol
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client Failure Contact Name                    Mr. Ilya Gerol
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client Failure Contact Telephone               514-876-9222
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client Failure Contact Facsimile               to be provided at a later time
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client Failure Contact Pager                   to be provided at a later time
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client NOC Contact Name                        to be provided at a later time
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client NOC Contact Telephone                   to be provided at a later time
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client NOC Contact Facsimile                   to be provided at a later time
     ------------ ---------------------------------------------- ---------------------------------------------------
                  Client NOC Contact Pager                       to be provided at a later time
     ------------ ---------------------------------------------- ---------------------------------------------------

     ------------ ---------------------------------------------- ---------------------------------------------------
                  BPE First Contact Name                         Montreal Center Manager
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  BPE First Contact Telephone                    514-878-1555
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  BPE First Contact Facsimile                    514-878-1295
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  BPE First Contact Pager                        514-994-6886
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  BPE NOC Contact Name                           BridgePoint NOC Manager
     ------------ ---------------------------------------------- ---------------------------------------------------
                  BPE NOC Contact Telephone                      514-878-1555
     ------------ ---------------------------------------------- ---------------------------------------------------
                  BPE NOC Contact Facsimile                      514-878-1295
     ------------ ---------------------------------------------- ---------------------------------------------------
     ------------ ---------------------------------------------- ---------------------------------------------------
                  BPE NOC Contact Pager                          514-992-5862
     ------------ ---------------------------------------------- ---------------------------------------------------

     ------------ --------------------------------------------------------------------------------------------------
     Section      Summary of other changes to contract text
     ------------ --------------------------------------------------------------------------------------------------
     ------------ --------------------------------------------------------------------------------------------------
                  Deposit of 1 month to be applied to 13th month = $1,460
     ------------ --------------------------------------------------------------------------------------------------
     ------------ --------------------------------------------------------------------------------------------------
                  Advance payment of 3 months applied to first tree months = $5,380
     ------------ --------------------------------------------------------------------------------------------------
     ------------ --------------------------------------------------------------------------------------------------
                  All charges are in US currency 1.8 and 7.7 and Annex 3
     ------------ --------------------------------------------------------------------------------------------------
     ------------ --------------------------------------------------------------------------------------------------
                  3.2 BPE can be mandated to install
     ------------ --------------------------------------------------------------------------------------------------
     ------------ --------------------------------------------------------------------------------------------------
                  3.3 Equipment vendors can train
     ------------ --------------------------------------------------------------------------------------------------
     ------------ --------------------------------------------------------------------------------------------------
                  4.5 added reasonable care of equipment
     ------------ --------------------------------------------------------------------------------------------------
     ------------ --------------------------------------------------------------------------------------------------


Section 2: Pricing Data




     ------------ ---------------------------------------
     Section      Field
     ------------ --------------------------------------- ----------------------------
                  Charge - Total Monthly                  $1,460.00
     ------------ --------------------------------------- ----------------------------
     ------------ --------------------------------------- ----------------------------
                  Charge - Total Onetime                  $1,000.00
     ------------ --------------------------------------- ----------------------------
     ------------ --------------------------------------- ---------------------------- ----------------------------
                                                          Initial Term                 Renewal Terms
     ------------ --------------------------------------- ---------------------------- ----------------------------
     ------------ --------------------------------------- ---------------------------- ----------------------------
                  Charge - Cabinet Monthly                                    $700.00                      $900.00
     ------------ --------------------------------------- ---------------------------- ----------------------------
     ------------ --------------------------------------- ---------------------------- ----------------------------
                  Charge - Cabinet Onetime                                    $500.00                      $640.00
     ------------ --------------------------------------- ---------------------------- ----------------------------
     ------------ --------------------------------------- ---------------------------- ----------------------------
                  Charge - Square Foot Monthly                                 $15.00                       $18.00
     ------------ --------------------------------------- ---------------------------- ----------------------------
                  Charge - Square Foot Onetime                                  $2.50                        $3.00
     ------------ --------------------------------------- ---------------------------- ----------------------------
                  1 Cabinet (Lockable) per month                               $30.00                       $40.00
     ------------ --------------------------------------- ---------------------------- ----------------------------
                  Charge - Tech Support                             On Site                     Off Site
     ------------ --------------------------------------- ---------------------------- ----------------------------
     ------------ -------------- ------------------------ ---------------------------- ----------------------------
                        Level 1  Business Hours                                $85.00                      $115.00
                                 ------------------------ ---------------------------- ----------------------------
                                 ------------------------ ---------------------------- ----------------------------
                                 Off-Hours                                    $125.00                      $150.00
     ------------ -------------- ------------------------ ---------------------------- ----------------------------
     ------------ -------------- ------------------------ ---------------------------- ----------------------------
                        Level 2  Business Hours                               $125.00                      $150.00
                                 ------------------------ ---------------------------- ----------------------------
                                 ------------------------ ---------------------------- ----------------------------
                                 Off-Hours                                    $150.00                      $175.00
     ------------ -------------- ------------------------ ---------------------------- ----------------------------
     ------------ --------------------------------------- ---------------------------- ----------------------------
                  Free Tech Support h/period                        One (2)                       week
     ------------ --------------------------------------- ---------------------------- ----------------------------
     ------------ --------------------------------------- ---------------------------------------------------------
                  Charge - Mileage/Km Rate                                        $0.40/km
     ------------ --------------------------------------- ---------------------------------------------------------
     ------------ --------------------------------------- --------------------------- -----------------------------
                  Charge - Circuit Management:            On-Site only (In Facility)  Terminating outside Facility
     ------------ --------------------------------------- --------------------------- -----------------------------
     ------------ ---------------- ---------------------- --------------------------- -----------------------------
                                   Monthly                                    $15.00                        $35.00
     ------------ ---------------- ---------------------- --------------------------- -----------------------------
     ------------ ---------------- ---------------------- --------------------------- -----------------------------
                                   Onetime                                    $50.00                       $150.00
     ------------ ---------------- ---------------------- --------------------------- -----------------------------
     ------------ ---------------- ---------------------- ---------------------------------------------------------
                              DSX  Monthly Charge                                  $10.00
     ------------ ---------------- ---------------------- ---------------------------------------------------------
     ------------ --------------------------------------- ----------------- ------------------- -------------------
                  Charge - Supplemental Power:            Generator 5KVA    + 5KVA UPS          + 5KVA
                                                                                                @ -48VD/C
     ------------ --------------------------------------- ----------------- ------------------- -------------------
     ------------ -------------------- ------------------ ----------------- ------------------- -------------------
                       15 amp circuit  Cabinet                           1                   1                   0
                                       ------------------ ----------------- ------------------- -------------------
                                       ------------------ ----------------- ------------------- -------------------
                         included per  20 Square Foot                    1                   1                   0
     ------------ -------------------- ------------------ ----------------- ------------------- -------------------
     ------------ -------------------- ------------------ ----------------- ------------------- -------------------
                           Supplement  Monthly                      $25.00              $70.00             $100.00
                                       ------------------ ----------------- ------------------- -------------------
                                       ------------------ ----------------- ------------------- -------------------
                   per 15 amp circuit  Onetime                     $200.00             $200.00             $100.00
     ------------ -------------------- ------------------ ----------------- ------------------- -------------------


                        FACILITIES MANAGEMENT AGREEMENT

THIS AGREEMENT ("Agreement") is made on this day 1 of February, 1999,

BETWEEN:                                           3407276 CANADA INC.,

operating under the name BRIDGEPOINT ENTREPRISES, a company duly constituted under the laws of Canada, having its head office at 1155 University Street, Suite 300, Montreal, Quebec, Canada, H3B 3A7(hereinafter referred to as "BridgePoint")

AND:                                        VIP Internet Inc., a company
                                            duly  constituted  under the laws of
                                            the state of  Delaware,  having  its
                                            head   office  at  1155   University
                                            street, suite 602, Montreal, Quebec,
                                            Canada, H3B 3A (hereinafter referred
                                            to as "The Client")

WHEREAS, The Client has selected BridgePoint to house certain equipment required for its communications network and to provide certain services in relation to the operation and maintenance of the network; and

WHEREAS, The Client and BridgePoint desire to define the terms and conditions under which BridgePoint is to house the equipment and provide facility management services to the Client;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1:   DEFINITIONS

In this Agreement, unless the context otherwise requires:

1.1 Agreement - means this agreement dated as of the date hereof, as well as any rider, amendment, modification or intervention which might be made or added thereto in writing; the Agreement is also sometimes designated by the expressions "hereof", "herein" and "hereunder";
1.2 Equipment - means the equipment and software provided by the Client to be installed in the Facilities specified in Annex 1, as it may be amended from time to time.
1.3 Facilities - means the floor space, lighting, air conditioning and commercial electric power required for the accommodation and operation of the Equipment.
1.4 Services - means the services and operations described in this Agreement including in Annex 2, to be provided by the BridgePoint in accordance with its methods and procedures manual, as they may be amended from time to time.
1.5 Additional Services - means any services not included in the Services as defined in article 3.1 above;
1.6 Site - means the premises at which the Services and Facilities are to be provided.
1.7 Telecom - means the provider of telecommunications transmission circuits to the Site.
1.8 Charges - means the amounts as set out in Annex 3 and payable to BridgePoint by the Client. All
             Charges presented in this agreement are in US currency.
1.9 Effective Date - means the date on which both parties shall have signed this Agreement, however, if the parties sign it on different dates, the later date shall be deemed the "Effective Date" hereof.
1.10 Ready-For-Service Date or RFS Date - means the date on which the Site preparation is to be completed and the Facilities are ready to accommodate the operation of the Equipment as defined in article 3.

ARTICLE 2:   SCOPE

2.1 This Agreement is for the provision of the Site, Facilities, and Services by BridgePoint to The Client.

2.2 The Site of the provision of the Facilities and Services shall be the following Canadian locations:

                              1155 University street, suite 300
                              Montreal
                              Site State/Province
                              H3B 3A7
                              BridgePoint Center no. 1

ARTICLE 3:   RESPONSIBILITIES OF BRIDGEPOINT

3.1 During the term of this Agreement BridgePoint shall perform the Services as defined in Annex 2 hereof.

3.2 BridgePoint shall prepare the Site and provide the Facilities in accordance with the Site Preparation Guidelines set forth in Annex 2 hereof for March 15th, 1999, herein referred to as the "Ready-To-Service Date" or "RFS Date," unless otherwise agreed upon by both parties in writing. Upon the completion by BridgePoint of its site preparation obligations, The Client may conduct a site survey of the Site to confirm the satisfactory completion of site preparation in accordance with the Site Preparation Guidelines. Thereafter, The Client shall provide and deliver the Equipment to the Site, if this task is not mandated to BridgePoint. The Client, or BridgePoint if mandated by the Client, shall install the Equipment at the Site and the date of completion of such installation shall henceforth be deemed the "Installation Date."

3.3 The Client, directly or through its Equipment suppliers, shall provide training to BridgePoint during installation as follows. The Client, or its Equipment suppliers, will provide sufficient training to enable BridgePoint to perform first level maintenance on the Equipment, also referred to in this document as Level 1 Technical Support. This is defined as participating in the isolation and identification of hardware failures, and the replacement of boards in the Equipment under the direction of The Client. Training shall include but not be limited to:

i)           familiarization with all Equipment controls and indicators;
ii)          procedures for applying power or resetting the Equipment;
iii) procedures for replacing modules supplied by The Client and stored at the terminal.

             BridgePoint shall have a representative present during installation in fulfillment of BridgePoint's obligation hereunder to undergo training. The failure of said representative to attend installation shall not be deemed sufficient reason to delay or defer installation. However, the failure of BridgePoint to make a representative available for such training shall obligate BridgePoint to attend training at its own expense within sixty (60) days of the Installation Date.

3.4 BridgePoint shall commence performance of the Services on the Installation Date unless otherwise requested by The Client in writing.

3.5 BridgePoint shall obtain all necessary governmental and other approvals, certificates, and authorizations necessary to allow the provision of the Site and Facilities, and the performance of the Services under this Agreement. The Client shall obtain all necessary governmental and other approvals, certificates, and authorizations necessary to conducts its business in the Site and Facilities.

3.6 Notwithstanding any other provision of this Agreement, if BridgePoint is provided from The Client under this Agreement, any equipment, software, technical data or specifications, or any direct product thereof, BridgePoint shall not export, directly or indirectly, to any other entity within the country of import or to any country to which the Canadian Government, U.S. Government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from The Client and the Department of Commerce or other agency of the Canadian or U.S. Government when required by an applicable statute or regulation.

             At the request of The Client, BridgePoint shall provide, if required, end user certificates and all other documents required by the Canadian or United States Department of Commerce, Office of Export Administration from end users, such as a Written Assurance Statement to said Departments of Commerce.

ARTICLE 4:   TERM OF AGREEMENT, TERMINATION

4.1 The Initial Term of this Agreement shall be for Five (5) year(s) from the Effective Date of this Agreement. After the expiration of the Initial Term, this Agreement shall automatically renew for One
             (1) subsequent One (1) year(s) Renewal Term(s). Either party may at any time terminate the automatic renewal of this Agreement for any reason during the Initial Term or any Renewal Term by providing a Three (3) month(s)' written notice of termination to the other party.

4.2 In the event that either party materially or repeatedly defaults in the performance of any of its duties or obligations under this Agreement and, within thirty (30) days after written notice is given to the defaulting party specifying the default, (i) such default is not substantially cured, or (ii) the defaulting party does not obtain the approval of the other party to a plan to remedy the default, then the party not in default may terminate this Agreement by giving written notice to the defaulting party.

4.3 Notwithstanding the foregoing, BridgePoint may terminate the Agreement by giving a written notice if The Client is in default of making any payment hereunder for more than thirty (30) days from the due date of such payment.

4.4 If either party becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes a general assignment for the benefit of all or substantially all of it creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party, within the conditions of applicable law, may immediately terminate this Agreement by giving written notice.

4.5          Upon the termination of the Agreement,  The Client will have thirty
             (30) days to recuperate its Equipment at its own cost. The Equipment is hereby granted as security to BridgePoint in order to cover all amounts owed or which could be owed to BridgePoint under this Agreement and The Client will only be allowed to recuperate the Equipment upon full payment of all such amounts. The Client undertakes to execute upon BridgePoint's request all documents necessary to give effect to the security granted hereunder. If required by BridgePoint, BridgePoint can disassemble and relocate for safekeeping at the cost of The Client the Equipment until all amounts due hereunder have been paid. In any event, BridgePoint must agree in writing as to the timing and measures taken to recuperate the Equipment. BridgePoint will take all reasonable measures to protect the Equipment from harm, but BridgePoint will not be responsible for any damage that could be done during the removal of the Equipment in accordance with this Section.

ARTICLE 5:   ACCESS TO SITE AND DATA

5.1 The Client and its duly authorized contractors, agents, and employees may have access, twenty four (24) hours a day, seven (7) days a week to the area of the Site where the Equipment is housed and to all data and information available to BridgePoint relating to the performance of this Agreement.

5.2 Access to the Site by The Client shall be contingent upon the observance of BridgePoint's standard safety and security procedures as defined in its Methods and Procedures Manuel.


ARTICLE 6:   OWNERSHIP AND CONFIDENTIALITY

6.1 For the purposes of this Article, references to the Equipment shall not be limited to the Equipment specified in Annex 1 but shall also include any other Equipment which The Client may provide to BridgePoint from time to time for the purposes of this Agreement, in which event Annex 1 shall be deemed to be amended accordingly.

6.2 The Client shall retain title to the Equipment and shall bear all risks in relation thereto, unless loss or damage is due to the negligence or willful misconduct of BridgePoint, its officers, employees or agents.

6.3 BridgePoint shall take reasonable precautions for the security of the Equipment and shall not alienate it or use it for purposes other than purposes in relation to this Agreement.

6.4 BridgePoint shall maintain an inventory of the Equipment and, unless already marked by The Client, mark the Equipment as belonging to The Client.

6.5 The Client, by providing fifteen (15) days prior written notice to BridgePoint may replace, remove, or dispose of any of the Equipment as may be called for by its network requirements, in which event Annex 1 shall be deemed to be amended accordingly.

6.6 During the term of this Agreement, and for a period of three (3) years after the expiration of the term of this Agreement, proprietary or confidential information (Information) of any kind pertaining to both parties' businesses, and all written Information marked by ether party as "Confidential" or "Proprietary" shall be treated by the the other party as secret and confidential and accorded the same protection as the parties give to their own Information of a similar nature. Verbally disclosed Information which is to be treated as confidential or proprietary by a party shall be confirmed as such in writing by the party within thirty
             (30) days of such disclosure.

6.7 Notwithstanding the foregoing, Confidential Information does not include information which:
6.7.1 has been published or is otherwise readily available to the public other than by breach of this Agreement;
6.7.2 has been rightfully received by the Receiving Party from a third party without breach of any confidentiality obligations;
6.7.3 has been independently developed by the Receiving Party's personnel without access to, or use of, the other party's Confidential Information;
6.7.4 was known to the Receiving Party prior to its first receipt from the other party and which the Receiving Party has documented prior to the date hereof; or
6.7.5 is required to be disclosed by law whether under an order of a court or government, tribunal or other legal process.
             In such cases, the Receiving Party must immediately notify the other party of the disclosure requirement, in order to allow the other party a reasonable opportunity to obtain a court order to protect its rights, or otherwise to protect the confidential nature of the Confidential Information.

ARTICLE 7:   CHARGES

7.1 Commencing on the first day of the month immediately following the month during which the Installation Date occurs and continuing every month thereafter during the term of this Agreement, and provided the Site and Facilities have been prepared and the Services have been performed in accordance with the terms of this Agreement, BridgePoint shall invoice The Client for the Facility Management Charges stated in Annex 3 hereof. All Circuit Management Charges, Customer Premises Service Call Charges, After Hours Call Out Charges, and any other Charges authorized in advance in writing by The Client shall be invoiced by BridgePoint in arrears in the month following the month during which such Charges were incurred. Facility Management Charges shall be invoiced by BridgePoint in advance, in the month prior to the month during which such Charges are to be incurred. The above Charges shall constitute The Client's total liability for BridgePoint's provision of the Site, Facilities, and Services and The Client shall have no obligation to pay utilities or taxes or any other miscellaneous fees or expenses arising from this Agreement.

7.2 All Additional Services will be invoiced monthly based on a time and material basis. In the event third party services or materials are required, the Client shall, in addition to the payment of the cost thereof, pay to BridgePoint a fifteen percent ( 15 % ) management fee on such services and materials.

7.2 The Client shall pay all invoices complying with this Article and Annex 3 within thirty (30) days of receipt.

7.3 During the term of this Agreement, and subject to BridgePoint's written consent, which consent shall not be withheld unreasonably, The Client may request that the amount or nature of Equipment to be housed and maintained, or the nature or amount of Services to be provided by BridgePoint be increased. Annex 1, Annex 2 and Annex 3 hereof shall be amended from time to time to reflect any such increases.

7.4 Any amount past due by The Client to BridgePoint under this Agreement shall bear interest from the due date until paid in full at an annual rate of twenty percent (20%) or the maximum rate allowed by law, whichever is greater.

7.5 The Client shall provide to BridgePoint advance payment equal to three (3) months of all the Facility Management Charges on the Effective Date of this Agreement. This advance payment shall be applied against the first three (3) months' payments of this Agreement.

7.6 The Client shall provide to BridgePoint a security deposit equal to one (1) months of all the Facility Management Charges on the Effective Date of this Agreement. This security deposit shall be applied against the thirteenth (13th) months' payments of this Agreement.

7.7 All charges in this agreement are stated in legal currency of the United States of America.

ARTICLE 8:   TAXES

             BridgePoint shall assume responsibility for, and hold The Client harmless from all taxes, duties, or similar liabilities arising under this Agreement including but not limited to those arising from BridgePoint's provision of space and Services with respect thereto, under any present or future tax laws.

ARTICLE 9:   LIABILITY, INDEMNITY, WARRANTIES, AND INSURANCE

9.1 The Client shall indemnify BridgePoint and hold it harmless against and in respect to any and all claims, damages, losses, costs, expenses, obligations, liabilities, actions, suits, including without limitation, interest and penalties, reasonable attorneys' fees and costs and all amounts paid in settlement of any claim, action or suit that may be asserted against BridgePoint or that BridgePoint shall incur or suffer, that arise out of, result from or relate to: (a) the nonfulfillment of any agreement, covenant or obligation of The Client in connection with this Agreement; (b) any breach of any representation or warranty made by The Client hereunder; (c) any claim of any nature whatsoever brought by any third person or entity who may suffer damages of any sort as a direct or indirect result of BridgePoint activities pursuant to the Agreement relating to or in connection with the Equipment; or (d) any claims of infringement that arise out of, result from or relate to any use or misuse of the Equipment in connection with the provision of the Services or Additional Services.

9.2 Furthermore, in the case where a claim of infringement is made against BridgePoint as described in Section 14.1(d) above, The Client must procure for BridgePoint the right to continue using the Equipment or modify promptly the Equipment to make such use non infringing. Until then, BridgePoint will not be required to render the BridgePoint Services

9.3 BridgePoint warrants that it will perform its obligations under this Agreement in a professional and workmanlike manner. In the event BridgePoint is liable to The Client on account of BridgePoint's performance or nonperformance of its obligations under this Agreement, whether arising by negligence or otherwise,
             (i) the amount of damages recoverable against BridgePoint for all events, act or omissions will not exceed in the aggregate the Charges paid by The Client for the last twelve (12) months and (ii) in no event will BridgePoint be responsible for any indirect, consequential, incidental or punitive damages of any party, including third parties, or for lost profits. In connection with the conduct of any litigation with third parties relating to any liability of BridgePoint to The Client or to such third parties, BridgePoint will have all rights to accept or reject settlement offers and to participate in such litigation. Notwithstanding any provision in this Agreement, BridgePoint will have no liability for any loss or destruction of The Client's data beyond BridgePoint obligations respecting safeguarding thereof. BridgePoint does not warrant that the Installations and the BridgePoint Services or Additional Services will permit the Equipment to function without default or interruption. BridgePoint and The Client expressly acknowledge that the limitations contained in this Section have been the subject of active and complete negotiation between the parties and represent the parties' agreement.

9.4 Subject to Articles 9.1, 9.2 and 9.3 hereof, both Parties shall be responsible for damage to, or loss of their own property, both real and personal, and that each shall be responsible for insuring his own property, with an insurance policy providing extended coverage, including but not limited to perils of fire together with insurance against flood, theft, vandalism, malicious mischief, sprinkler leakage and damage, and boiler and pressure vessel insurance. The Client will also subscribe to and maintain additional insurance covering damages for up to $500,000 to third party equipment and personnel caused by the use of the Equipment and any other insurance coverage which would seem appropriate in the context of this Agreement. The Client shall furnish BridgePoint, upon request to such effect, with certificates of insurance evidencing such coverage.

ARTICLE 10:  EXCUSABLE DELAY

10.1 If either party is unable to perform any of its obligations hereunder due to Force Majeure, the failure to perform by such party shall not constitute a basis for termination or default under this Agreement provided that notice thereof is given to the other party within seven (7) days after the party becomes aware of such event. The Client shall not be required to make any payment to BridgePoint pursuant to Article 7 during the period of BridgePoint's inability, as a result of an event of Force Majeure, to provide the Services and Facilities.

10.2 For the purposes of this Agreement, Force Majeure shall be understood to be any cause beyond the reasonable control of the non-performing party and without its fault or negligence and includes, without limiting the generality of the foregoing, acts of God or of the public enemy, acts of any Government or any State or Territory, or any agency thereof, in its sovereign capacity, fires, floods, epidemic, quarantine restrictions, unusually severe weather conditions, extraordinary vehicle traffic conditions, or mechanical malfunctions

ARTICLE 11:  TRANSFERRING OF EQUIPMENT

11.1 BridgePoint can, during the term of this Agreement, require that the Equipment be moved from any other area of the Facility where the Equipment is located, to any other location in the Facility, provided The Client has been notified thereto with a three (3) months prior written notice. All reasonable fees and expenses for such transfer will be assumed by BridgePoint.

11.2 If The Client requests the installation of additional Equipment in the Facility, BridgePoint will be permitted to move the existing Equipment in order to locate all the Equipment in the same area of the Facility. In this case, all fees and expenses related to the transfer of the Equipment in a new area of the Facility will be assumed by The Client. The Client will also be responsible for any damages created by the transfer of the Equipment.
11.3         Without limiting in any way the rights of BridgePoint  described in
             Section 11.1, BridgePoint will exert all reasonable efforts in order to consult The Client with respect to the period during which the transfer of the Equipment will be executed such that the transfer will cause minimum interruption in the use of the Equipment.

ARTICLE 11:  ARBITRATION

             All disputes, controversies, claims or differences which may arise between the parties, out of or in relation to or in connection with this Agreement, or for the breach thereof, shall be finally settled by arbitration in Montreal, Quebec, Canada, pursuant to the applicable provisions of the Code of Civil Procedure (Quebec), except to the extent modified by the following provisions:

11.1 The matter shall be submitted to arbitration before an arbitrator to be agreed upon by the parties. The arbitrator will be an expert in the field of telecommunication.
11.2 If the parties cannot agree to a common arbitrator in a reasonable amount of time, the matter shall be submitted to arbitration before three arbitrators, the party requesting the arbitration (the "Initiating Party") appointing one arbitrator, the other party (the "Responding Party") appointing the second arbitrator and the third arbitrator being jointly appointed by the first two arbitrators so appointed;
11.3 The Initiating Party must send the Responding Party an arbitration notice which shall specify the name of its designated arbitrator and the matter to be arbitrated (the "Arbitration Notice");
11.4 Upon written request by one party to the other party, all matters substantially identical or related to the matters identified in the Arbitration Notice shall be heard and judged at the same time, before the same arbitrators;
11.5 Within ten (10) days of the sending of the Arbitration Notice, the Responding Party shall designate the second arbitrator and shall provide his name to the Initiating Party. If no such appointment is made within the stipulated period, the Responding Party shall be deemed to have agreed that the arbitration board shall be composed of a single arbitrator and to have recognised the independence and impartiality of the arbitrator designated by the Initiating Party; therefore, the arbitration board shall in such case be constituted only of the arbitrator designated by the Initiating Party;
11.6 Subject to Section 11.5, the third arbitrator shall be designated by the first two arbitrators within ten (10) days of the designation of the second arbitrator failing which the designation shall be made by a competent court at the request of any party to the arbitration. The third arbitrator shall be a member of the Quebec Bar;
11.7 The arbitration sessions shall be held in Montreal, Province of Quebec.
11.8 The single arbitrator or arbitrators (either option defined as the "Arbitration Board") shall have the power to establish their own procedure and to impose monetary damages or penalties according to the applicable rules of law and this Agreement;
11.9 The Arbitration Board shall render its decision in writing and notify the parties thereof within forty-five (45) days following the time at which the Arbitration Board reserves judgment;
11.10 The decision of the Arbitration Board shall be final and not subject to appeal and shall be binding on the parties to the arbitration, and the provisions of sections 946 and 946.6 inclusive of the Code of Civil Procedure (Quebec) concerning the homologation of arbitration awards shall be applicable; and
11.11 The arbitration fees and cost shall be borne by the party against which the decision is rendered unless the Arbitration Board rules otherwise.

ARTICLE 12:  NOTICES

             Any notice or communication under this Agreement shall be in writing and shall be hand delivered, given by fax or sent by registered mail return receipt requested, postage prepaid, to the other party's designated representative, receiving such communication at the address specified herein, or such other address or person as either party may in the future specify to the other party. Such notice shall be deemed to be received upon
             delivery  or,  by  fax,  on  the  next   business   day   following
             transmission provided electronic evidence of transmission is produced at point of origin or, if mailed, on the fourth business day following the date of mailing.

                      If to The Client:

                      VIP Internet Inc.
                      1155 University street, suite 602
                      Montreal, Quebec, Canada
                      Canada
                      514-876-9222
                      Attention: General Counsel

                      If to BridgePoint:

                      BridgePoint Enterprises
                      1155 University, suite 300
                      Montreal, Quebec, Canada H3B 3A7
                      Attention: General Counsel

ARTICLE 13:  MISCELLANEOUS

13.1 Neither party may assign or transfer all or any part of its rights under this Agreement, without the prior written consent of the other, except when assigning all of their rights and obligations to any legal entity controlling, controlled by, or under common control with it, but with thirty (30) days' prior notice to the other party.

13.2 BridgePoint can assign this Agreement or any obligations hereunder to a third party. If any obligations of BridgePoint are assigned to a subcontractor, BridgePoint will remain responsible for such obligations under this Agreement.

13.2 This Agreement is not intended to create, nor shall it be construed to be, a joint venture, association, partnership, franchise, or other form of business relationship. Neither party shall have, nor hold itself out as having, any right, power or authority to assume, create, or incur any expenses, liability, or obligation on behalf of the other party, except as expressly provided herein.

13.3 If any provision of this Agreement is held invalid, illegal or unenforceable in any respect, such provision shall be treated as severable, leaving the remaining provisions unimpaired, provided that such does not materially prejudice either party in their respective rights and obligations contained in the valid terms, covenants, or conditions.

13.3         There are no intended third party beneficiaries to this Agreement.

13.4 The failure of either party to require the performance of any of the terms of this Agreement or the waiver by either party of any default under this Agreement shall not prevent a subsequent enforcement of such term, nor be deemed a waiver of any subsequent breach.

13.5 This Agreement may not be modified, supplemented, or amended or default hereunder waived except upon the execution and delivery of a written agreement signed by the authorized representative of each party.

13.6 Both parties represent and warrant that each has the full authority to perform its obligations under this Agreement and that the person executing this Agreement has the authority to bind it.

13.7 This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the applicable federal laws of Canada therein, and the parties irrevocably attorn and submit to the jurisdiction of the courts of the Province of Quebec, city of Montreal

13.8 The Parties have requested that this Agreement and all documents and communications pursuant to or in connection with this Agreement be drawn up in the English language. Les Parties ont requis que cette Convention ainsi que tous documents ou communications en vertu de cette Convention ou s'y rapportant, soient rediges en langue anglaise.

13.9 The provisions of Sections 4.5, 6.6, 6.7 and 9 shall survive the expiration or termination of this Agreement for any reason.

13.10 This Agreement, together with the Exhibits hereto, constitutes the final and full terms of understanding between the parties and supersedes all previous agreements, understandings, negotiations, and promises, whether written or oral, between the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year set forth below.

BRIDGEPOINT  ENTERPRISES               VIP Internet Inc.


--------------------------             ------------------------------
Signature                              Signature

--------------------------             ------------------------------
Printed Name                           Printed Name

--------------------------             ------------------------------
Title                                  Title



Date                                   Date

                                     ANNEX 1
                               EQUIPMENT SCHEDULE


Cabinet List (including Racks and Standalone Equipment)



------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------

  Reference                                               Total      Length    Width    Height    Leased    Preferred
  Number                                                  Weight     (inches)  (Inches) (Feet)    from      Position
              Description                                 (Lbs)                                   BridgePoin(Next
                                                                                                            to
                                                                                                  (Y/N)     Cab.
                                                                                                            Ref#)
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------
              Cabinet  - Servers
              Used to house AXI Voice Gateway no1,
     C1       Site Keeper no 1 and IVR/Billing Server      150        28       28        7         Y      Next to 2
              no 1
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------
              Cabinet  - Network & Mngmnt.
              Used to house NetKeeper no 1, 10BaseT
     C2       Hub no 1, Router No 1, CSU/DSU, Shared       150        28       28        7         Y      Next to 1
              console hub
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------
              Console - Management Interface
     C3       Used as interface to all servers on          20         20       16        16        N      In Control
              site (Screen, mouse, keyboard)                                                              Room
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------
Storage       On-Site Standby Equipment Storage         N/A        N/A       N/A      N/A       Y         N/A
              Location managed by BridgePoint
------------- ----------------------------------------- ---------- --------- -------- --------- --------- ------------

Equipment List (Rack or Cabinet Mountable, including Standalone Equipment)

------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
                                                                                                  UPS
  Reference                                               Total      Total     Total    Total     provided    Location
  Number                                                  Weight     Amps      BTU      amps      by          (Cabinet
              Description                                 (Lbs)      A/C                -48V      BridgePoint Ref
                                                                     @                  D/C       (Y/N)       #)
                                                                     110V
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
     E1       AXI Voice Gateways no 1                                                               Y          C1
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
     E2       Site Keeper no 1                                                                      Y          C1
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
     E3       IVR/Billing Server no 1                                                               Y          C1
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
     E4       NetKeeper no 1                                                                        Y          C2
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
     E5       10BaseT hub no 1                                                                      Y          C2
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
     E6       Router No 1                                                                           Y          C2
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
     E7       CSU/DSU no 1                                                                          Y          C2
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
     E8       Shared Console Hub                                                                    Y          C2
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------
              Shared Management Console (screen,                                                            In
     E9       keyboard, mouse)                                                                      Y       control
                                                                                                              room
------------- ----------------------------------------- ---------- --------- -------- --------- ----------- ----------


                                     ANNEX 2
                             SERVICES AND FACILITIES

1.       FACILITY MANAGEMENT SERVICES


1.1. Site Preparation Guidelines - BridgePoint is to prepare the Facilities to its own standards and to meet the specifications outlined below:

1.1.1.   Space
                       Provide adequate space for the Equipment layout defined in the Client provided reference document entitled "Space Layout Guidelines"; this document is attached to this Agreement.

1.1.2.   Electrical
                       Provide  adequate  power  supply  for  the  Equipment  as
                       defined in the Client provided reference document entitled "Power Requirement Guidelines"; this document is attached to this Agreement.

1.1.3.   Air conditioning

                       Provide adequate heat dissipation capacity for the Equipment as defined in the Client provided reference document entitled "Air Conditioning Guidelines"; this document is attached to this Agreement.

1.1.4.   Additional Requirements

                       Prepare the site so that it also meet the Additional Requirements as defined in the Client provided reference document entitled "Additional Requirement Guidelines"; this document is attached to this Agreement.

1.2. Provision of Facilities - BridgePoint is to secure and maintain the Facilities to include space, electricity, UPS, air conditioning and access control.

1.3. Spare Parts Storage - BridgePoint shall be responsible for the storage of all spare parts, which The Client shall provide free of charge to BridgePoint. Such spare parts shall be utilized exclusively as replacement parts in performing repair of the Equipment (Equipment Repair). In those cases where BridgePoint removes damaged parts from the Equipment in conducting Equipment Repairs, BridgePoint shall package and send said parts to a The Client-designated repair facility. The Client shall be responsible for the reasonable shipment expense incurred by BridgePoint. The Client understands spare part storage capacity is proportionate to the space occupied by the Equipment in the Facility.

1.4. Site Documentation - BridgePoint shall maintain site communication and updated site configuration documentation, to include information about the Equipment, spare parts, telephone circuits and customer port assignments. A copy of this documentation will be kept accessible to the Equipment, and a copy will be provided to The Client.

1.5. Daily Inspections - BridgePoint shall carry out routine visual inspection daily during business days to determine whether there is evidence of malfunction, such as non-working indicator lights or meters, smoke, fire or unusual noise emission, and will provide maintenance and remedy therefor.

          In those cases where The Client is the first party to become aware of failure of the Equipment, The Client shall notify BridgePoint as follows:


                               Montreal Center Manager
                               514-878-1555
                               514-878-1295
                               514-994-6886

         In those cases where BridgePoint is the first party to become aware of failure of the Equipment, BridgePoint shall notify The Client as follows:

                           24 hours - 7 days/week:

                               to be provided at a later time
                               to be provided at a later time
                               to be provided at a later time
                               to be provided at a later time

2.        TECHNICAL SUPPORT

          BridgePoint shall make a technician available, upon Customer's request, to provide assistance with respect to the Equipment in the Facility 24 hours a day, 7 days a week. Assistance shall be invoiced at either Level I or Level II charges, as determined by BridgePoint in consideration of the complexity associated with the work order presented by the Client.

2.1.     TECHNICAL SUPPORT LEVEL I

          Level I support includes all work orders that do not require operating knowledge of a customer's platforms or coordination with network operators. Support Level I consists of the following types of intervention:

2.1.1. Responding to questions from the Client as to status of visual displays on the Equipment.
2.1.2. Manipulating external switches on the Client's Equipment, as directed by the Client.
2.1.3. Providing the Client authorized subcontractors with controlled access to the Client Area.
2.1.4. Removing or replacing components and cards ("Components") identified by the Client in the Client's Equipment, as directed by the Client and to the extent such work can be performed without tools or specialized knowledge by the representatives of BridgePoint.
2.1.5. Moving patch cords or plugs on the Client's Equipment, as directed by the Client.
2.1.6. Typing simple commands on a typewriter-style keyboard on the Client's Equipment, as directed by the Client. BridgePoint shall be the sole judge of whether a command is simple or not.
2.1.7. Packaging small parts, such as circuit packs, for shipment and call any applicable shipper to pick-up the package, as directed by the Client and all costs related thereto to be borne by the Client.

2.2.     TECHNICAL SUPPORT LEVEL II

         Level II Support shall apply when the BridgePoint technician must manipulate the Equipment without step by step directions from the Client or when BridgePoint is requested to act as a representative of the Client with third parties. Support Level II includes, but is not limited to:

2.2.1. Co-ordinations of circuit adds, moves and deletes with the Client and third party suppliers.
2.2.2.   Representing the Client as a local contact for suppliers.
2.2.3.   Assisting  the Client in testing or replacing  Equipment components
2.2.4.   Configuring the Equipment without step by step guidance from the Client
2.2.5. Troubleshooting performance issues on the Equipment or on circuits connected to it.

2.3.     SCHEDULE FOR BRIDGEPOINT TECHNICAL SUPPORT SERVICES

          BridgePoint shall respond to The Client's requests for technical support within one (1) hour of notification from The Client during Business Hours, from 0900 to 1700hrs on business days. During Off-Hours, from 17h01 to 08:59hrs, BridgePoint shall respond to The Client's requests for technical support within two (2) hours of notification from The Client.

2.4.     AFTER HOURS TECHNICAL SUPPORT

          For After Hours Technical Support, defined as those calls placed between 1701hrs and 0859hrs local time, requests shall be directed to BridgePoint by the Client as follows:

                  BridgePoint NOC Manager
                  514-878-1555
                  514-878-1295
                  514-992-5862

2.5.     OFF-SITE SERVICE CALLS

          BridgePoint shall make service calls to The Client's customers or to other locations where the Client maintains equipment or Telecom circuits as may be reasonably requested by The Client from time to time. The time of these service calls will be coordinated with BridgePoint, The Client and the customer.

2.6.     CIRCUIT MANAGEMENT SERVICE

          Circuit management can be given as a responsibility to BridgePoint for individual circuits or for all circuits terminating on the Equipment. This management service includes circuit order processing, facilitating Telecom installation at the Facilities and circuit maintenance.

2.7.     SPECIFIC TECHNICAL SUPPORT MANDATE

          BridgePoint   will  execute   specifically   defined   procedures  and
          operational functions for the Client as specified in contract Addendums entitled "Technical Support Mandate Addendum"; these documents are attached to this Agreement.

                                     ANNEX 3
                                     CHARGES

1.       Facility Management Charges

  The Client shall pay BridgePoint the sum of $1,460.00 per month during the Initial Term for the provision of the Facility Management Services set forth in Article 1 of Annex 2 hereof and the associated, one-time, installation charges of $1,000.00.

  These charges reflect the application of the rate tables below to the Equipment described in Annex 1.

1.1.     Space:




  Type of space leased                                      Initial Term              Renewal Terms
  --------------------------------------------------------- ------------------------- -------------------------
  1 Cabinet space per month                                                  $700.00                   $900.00
  --------------------------------------------------------- ------------------------- -------------------------
  --------------------------------------------------------- ------------------------- -------------------------
  1 Cabinet space installation (onetime) *                                   $500.00                   $640.00
  --------------------------------------------------------- ------------------------- -------------------------
  --------------------------------------------------------- ------------------------- -------------------------
  1 Square Foot per month                                                     $15.00                    $18.00
  --------------------------------------------------------- ------------------------- -------------------------
  1 Square Foot installation (onetime)                                         $2.50                     $3.00
  --------------------------------------------------------- ------------------------- -------------------------

  --------------------------------------------------------- ------------------------- -------------------------
  1 Cabinet (Lockable) per month                                              $30.00                    $40.00
  --------------------------------------------------------- ------------------------- -------------------------
* The Client provides its own secure Equipment mounting  solution,  preferably a lockable cabinet. The Client can also lease a cabinet from BridgePoint (see last item).

1.2.     Power:

  ----------------------------------------------- -------------------- ---------------------- -----------------
  Included Power                                  Generator Only       Generator + UPS        -48VD/C
  ----------------------------------------------- -------------------- ---------------------- -----------------
  --------------------- ------------------------- -------------------- ---------------------- -----------------
        15 amp circuit  1 Cabinet                                   1                      1                 0
                        ------------------------- -------------------- ---------------------- -----------------
                        ------------------------- -------------------- ---------------------- -----------------
          included per  20 Square Foot                              1                      1                 0
  --------------------- ------------------------- -------------------- ---------------------- -----------------

  ----------------------------------------------- -------------------- ---------------------- -----------------
  Supplemental Power Charge                       Generator Only       Generator + UPS        -48VD/C **
  ----------------------------------------------- -------------------- ---------------------- -----------------
  -------------------------- -------------------- -------------------- ---------------------- -----------------
                 Supplement  Monthly                           $25.00                 $70.00           $100.00
                             -------------------- -------------------- ---------------------- -----------------
                             -------------------- -------------------- ---------------------- -----------------
         per 15 amp circuit  Onetime                          $200.00                $200.00           $100.00
  -------------------------- -------------------- -------------------- ---------------------- -----------------
  ** is BridgePoint Facilities where D/C power is available


  All charges are legal currency of the United States of America.

2.            Circuit Management Charges

  For all circuits paid for by The Client where BridgePoint management is requested, a Circuit Management Service fee will be charged for coordination functions provided, in-Facility wiring and the use of conduit capacity.




                             Type of circuit managed
                                            ------------------------------- -----------------------------------
                                            On-Site only (In Facility)      Terminating outside Facility
                                            ------------------------------- -----------------------------------
  --------------------------- ------------- ------------------------------- -----------------------------------
  Circuit Management          Monthly                               $15.00                              $35.00
  --------------------------- ------------- ------------------------------- -----------------------------------
  --------------------------- ------------- ------------------------------- -----------------------------------
                              Onetime                               $50.00                             $150.00
  --------------------------- ------------- ------------------------------- -----------------------------------
  --------------------------- ------------- -------------------------------------------------------------------
      Use of BridgePoint DSX  Monthly                                     $10.00
                               Charge
  --------------------------- ------------- -------------------------------------------------------------------


  All leased lines (circuits) paid for by BridgePoint on behalf of The Client in the performance of Circuit Management Services under this Agreement shall be invoiced monthly to The Client by BridgePoint at cost plus 15% to cover expenses incurred.


3.            In-Facility and Off-Site Technical Support Charges

  For each in or off-site service call performed by BridgePoint in accordance with Article 2 of Annex 2 hereof, The Client shall pay BridgePoint the hourly rate presented in the table below plus $0.40/km for the distance from BridgePoint's place of business to the off-site location in the case of off-site calls.



     ----------------------------------------- ----------------------------- ---------------------------
     Service Call charges                         In Facility (On Site)               Off Site
     ----------------------------------------- ----------------------------- ---------------------------
     ---------------- ------------------------ ----------------------------- ---------------------------
             Level 1  Business Hours                      $85.00                      $115.00
                      ------------------------ ----------------------------- ---------------------------
                      ------------------------ ----------------------------- ---------------------------
                      Off-Hours                          $125.00                      $150.00
     ---------------- ------------------------ ----------------------------- ---------------------------
     ---------------- ------------------------ ----------------------------- ---------------------------
             Level 2  Business Hours                     $125.00                      $150.00
                      ------------------------ ----------------------------- ---------------------------
                      ------------------------ ----------------------------- ---------------------------
                      Off-Hours                          $150.00                      $175.00
     ---------------- ------------------------ ----------------------------- ---------------------------
                                               ----------------------------- ---------------------------
     Minimum Hours charged                              1/2 h                          1 h
     ----------------------------------------- ----------------------------- ---------------------------
                                               ----------------------------- ---------------------------
     Billing Increment (Hours)                          1/4 h                       1/2 h
     ----------------------------------------- ----------------------------- ---------------------------


During the Initial and Renewal Terms the Client will receive One (2) hour of Technical Support Level I free of charge per week. These free hours are non-cumulative across periods.

  All charges are legal currency of the United States of America.